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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 4, 2002
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                   0-27423                   51-0391303
(State of incorporation)   (Commission File Number)       (IRS Employer
                                                        Identification No.)

                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                               12 TRUBNAYA ULITSA
                              MOSCOW, RUSSIA 103045
                     (Address of principal executive office)

                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)


================================================================================



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Item 5.  Other Events.

Golden Telecom, Inc. issued the attached press release in connection with its third quarter 2002 earnings.

Statements made in the attached press release, including anticipated 2003 revenues, EBITDA, and capital expenditure, the potential merger of Sovintel and Teleross, and expected growth rates in Nizhny Novgorod, are forward looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. It is important to note that such statements involve risks and uncertainties, which may cause results to differ materially from those set forth in these statements. Such risks and uncertainties include, but are not limited to, political, economic and regulatory developments in Russia and Ukraine and increasing competition that may limit growth opportunities. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2002 and the Company's annual report on Form 10-K for the year ended December 31, 2001.

Item 7.  Exhibits.

(c)  Exhibits

 DESIGNATION         DESCRIPTION OF EXHIBIT

     99.1           Press Release, dated November 4, 2002.



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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  GOLDEN TELECOM, INC.
                                  (Registrant)

                                  By:/s/ DAVID STEWART
                                     -------------------------------------------
                                  Name: David Stewart
                                  Title:   Chief Financial Officer and Treasurer
                                  (Principal Financial Officer)


Date:  November 5, 2002


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                                 EXHIBIT INDEX


 DESIGNATION        DESCRIPTION OF EXHIBIT
 -----------        ----------------------

     99.1           Press Release, dated November 4, 2002.
